ALTMFX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTMFX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Christopher J. Koons each of them, as my true and lawful attorneysin-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTMFX TRUST for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Peter Lebovitz
Peter Lebovitz

Dated: January 2, 2015

ALTMFX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTMFX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Christopher J. Koons each of them, as my true and lawful attorneysin-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTMFX TRUST for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas Hoffman
Thomas Hoffman

Dated: January 2, 2015

ALTMFX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTMFX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Christopher J. Koons each of them, as my true and lawful attorneysin-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTMFX TRUST for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael Litt
Michael Litt

Dated: January 2, 2015

ALTMFX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTMFX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Christopher J. Koons each of them, as my true and lawful attorneysin-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTMFX TRUST for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Y. Keffer
John Y. Keffer

Dated: January 2, 2015

ALTMFX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTMFX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Christopher J. Koons each of them, as my true and lawful attorneysin-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTMFX TRUST for which I serve as Trustee, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michele Kreisler
Michele Kreisler

Dated: January 2, 2015

ALTMFX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee and President of ALTMFX TRUST, hereby severally constitute and appoint Vicki Horwitz, and Gino Malaspina each of them, as my true and lawful attorneysin-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTMFX TRUST for which I serve as Trustee and President, any Registration Statements on Form N-1A, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Christopher J. Koons
Christopher J. Koons

Dated: January 2, 2015